I  N  T  E  R  F  A  C  E

Interface, Inc.

Investor Presentation

  Raymond James Conference

March 2005

Forward Looking Statements

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects.
These are based on the Company’s current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved.  Important factors, some of which may be beyond the company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk
Factors,” included in the amendment to the Company’s registration statement on Form S-4 filed with the Securities and Exchange
Commission on June 28, 2004, which discussion is hereby incorporated by reference.  Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.

Business Overview

12%

47%

21%

1%

19%

4

Core Focused

2002 Portfolio Mix

Interface Consolidated 2004 - Portfolio Mix

TARGET Portfolio Mix

95% Commercial
5% Residential

55% Corporate Office
45% Non-Corporate

90% Refurbishment
10% New Construction

Interface Portfolio (2004)

2004 Portfolio Mix

99% Commercial
1% Residential

70% Corporate Office
30% Non-Corporate

90% Refurbishment
10% New Constructio

    Modular Carpet         Broadloom Carpet          Fabrics           Specialty Products       Service (Divested in 2004)

Interface is a Leader in the Commercial Interiors Market

13%

65%

21%

1%

Top designers picked Interface brands as #1 in
four of the six categories

Interface Strengths

Market Leader in Attractive
Modular Segments

Preeminent Brands – Quality,
Reliability and Leadership

Innovative Design and
Development Capabilities

Leader in Sustainability

Made to Order / Low Cost Global
Manufacturing Capabilities

The world leader and a global manufacturer of
carpet tiles

Most recognized brands in the industry for high
quality, reliability and premium positioning in the
marketplace

Best specifying sales force in the Industry

Interface pioneered the concept of sustainability
in our industry

Strong Free Cash Flow
Generation

Interface products provide high contribution
margins

A unique “make to order” model separates
Interface from the competition

Sales Force – Established Design
Community Relationships

Preeminent Brands – Quality, Reliability, Design

Innovative Design and Development Capabilities Through Our
Differentiated Made to Order Business Approach

INVENTORY TURNS

Americas
Modular

1

12

0%

100%

Asia Pacific
Modular

Europe Modular

Fabrics

Americas
Broadloom

Operations

1.

Increase speed to market

2.

Decrease lead time to customers

3.

Promote lean manufacturing culture

4.

Increase inventory turns

5.

Lead in innovation and adaptability

Ex:  Portable creels and r-coners allow us
to maximize yarn utilization and virtually
eliminate yarn waste

6.

Increase opportunities for sustainability

7.

Focus operations on continuous cost
improvement

Sales

Manufacturing will give up long production
runs and make orders within 3% of
requirement

Managing change - over time will become
more important than managing run time

The Migration to a Make to Order Model

Interface Operational Model

2004

TARGET

Asia Pacific

4.5

5.0

Europe

5.8

6.0

Americas IFS

10.0

12.0

Americas BPS

3.7

5.0

Fabrics

3.5

4.0

Interface Consolidated

4.7

5.6

Inventory Turns

Leader in Sustainability

Industrial Model of a Sustainable Enterprise

1.

Eliminate Waste

2.

Benign Emissions

3.

Renewable Energy

4.

Closed Loop Material Supply

5.

Resource Efficient Transportation

6.

Sensitivity Hook Up (Social
Responsibility)

7.

Redesign Commerce

Interface’s Seven Fronts of Sustainability

The Path Forward

Source: BIFMA, Raymond James Research

$(Mil)

Forecasts are pointing to a recovery
in the office furniture markets, due
primarily to strong non-residential
construction growth and an improved
employment report.

Furniture consumption and
shipments grew 5.3% and 4.8%,
respectively, year over year in the
Third Quarter of 2004.

Source:  Global Insight; BIFMA

Growth for 2005 is forecasted to
be 9.2% versus 2004

30% Fall over 3 Years

06/04

12/93

06/04

12/93

BIFMA Order Trends

BIFMA Orders Year over Year Change %

-40%

-30%

-20%

-10%

0%

10%

20%

The Industry is Off from Historical Highs, but Shows Signs of a Recovery

In 2004 Interface Established the Foundation for Future Growth

Liquidity Significantly

Improved

Increased Market Share

Executed Market Segmentation

Consolidated Fixed Asset Footprint

Improved Brand Strength in ALL Businesses

Set the Foundation for Residential Growth

Simplified Business Model by Exiting the Service Business

Solidified Interface’s Position on Sustainability to Drive Growth

EXECUTE
SUSTAINABLE
GROWTH

$1,017

$876

$745

$767

$881

$0

$200

$400

$600

$800

$1,000

$1,200

2000

2001

2002

2003

2004

12

Note:  * Platform percentage (%) growth figures are Year over Year,  2003 versus 2004

           ** All numbers exclude discontinued operations

Baseline

$ 881 M

Interface 2004

Emerging Markets

21% Growth

Residential

200% Growth

$ 767 M

Market Segmentation

27% Growth

Interface 2003

Corporate Office

12% Growth

Growth occurred through the execution
of Interface’s Strategic Platforms

13% off of 5
year High
Mark

(000’s)

Interface Net Sales Revenue

2000 - 2004

Interface Showed Considerable Gains over 2004 … Despite a Sluggish
Corporate Office Market

… More Growth Opportunity Still Exists

$318

$262

$223

$223

$265

31%

30%

30%

29%

30%

$0

$100

$200

$300

$400

2000

2001

2002

2003

2004

20%

25%

30%

35%

40%

45%

50%

… There still remains
substantial growth opportunity

28% off of 5 year High Mark

(000’s)

$ 94.8

$ 70.9

$ 80.0

$ 99.9

$ 133.0

Restructuring Charges

Depreciation and Amortization

EBIT; Earnings before Interest & Taxes

Interface EBITDA

2000 - 2004

69.4

4.5

24.9

31.4

60.7

42.6

40.8

32.7

33.3

34.1

21

54.6

22.4

6.2

$0

$40

$80

$120

$160

2000

2001

2002

2003

2004

$228

$203

$176

$186

$204

22%

23%

24%

24%

23%

$0

$100

$200

$300

2000

2001

2002

2003

2004

10%

15%

20%

25%

30%

35%

40%

Interface SG&A Totals and
SG&A % of Net Sales

Interface Gross Profit and
Gross Profit % of Net Sales

In the Face of a Significant Industry Downturn, Interface Grew Stronger

Market GROWTH

1983 IPO $3.5

Developed Platforms for Growth

Our Challenge is to Execute and Perform on Our
Platforms for Growth

Interface, Inc. (IFSIA) Stock Price History

The Path Forward will be to Continue to Capitalize on Interface’s
Platforms for Growth …

Execute Market
Segmentation

The Interface Opportunity

Residential
Growth

Capture Emerging
Markets

Advance
Sustainability

Strategic Objective

Significant economic growth forecasted
for emerging markets – China, Japan,
MEA, India and E. Europe

Carpet tile acceptance in non-corporate
office applications is gaining momentum

Fabrics segmentation opportunities exist in
automotive, industrial,  and window
treatments

Large worldwide residential market

Lead the modular growth into other segments

Utilize existing technology in fabrics to
segment into these other markets

Expand Broadloom into Tenant Improvement,
Education and Healthcare

Create the master brand InterfaceFLOR

Create a high-end niche broadloom offering
with Prince Street House and Home

Lead and shape the modular growth in
Eastern Europe, the Middle East and Asia

Leverage Interface’s leadership position on
sustainability to drive business

Grow Corporate
Share

The global office market has been in a
prolonged decline and is primed for a
recovery

Lead the continuing growth of modular in
the more mature office market

Our customers want sustainable products

… As Well as Focus on Continued Operational Excellence

The Interface Opportunity

Tighten the
Supply Chain

Focus on
Productivity

De-Lever the
Balance Sheet

Strategic Objective

High potential for operating leverage and
strong cash flows

Capitalize on global sourcing opportunities

Continually push supply chain integration
across the business units through “make to
order” and in other areas

Capitalize on the free cash flow
characteristics of the business

Improve credit rating

Grow sales while minimizing SG&A cost
increases; only invest in growth initiatives

Realize integration savings in fabrics and
Europe modular

Current Made to Order business has moved
Americas Modular to 10 inventory
turns/year

Migrate Make to Order business model
across the entire enterprise

Recent restructuring initiatives are
continuing to yield additional annual
savings

2005 Tenets for Success

Continue to lead and shape the modular market expansion.

Execute segmentation in Europe – see our way to a 10%
operating income business.

Complete the service exit strategy with minimal impact on the mills.

Continue to build out the sales and marketing infrastructure in
China.

Grow sales in broadloom to drive profitability by better
absorption of fixed costs – see our way to an 8% operating
income business.

Continue the operating improvements made in fabrics –
operating income of at least 8% will be the goal.

Continue to de-lever our balance sheet through growth in
profitability and best-in-class supply chain management.

2004 demonstrated great progress
in the growth of the corporate
platform

Continued maintenance of
Interface’s share in the corporate
office market, combined with
modest 5% growth in the corporate
office market itself,  will produce
desired results

Corporate Office
Recovery

$ 150 M

Base Year

2003

Execution Drivers

Interface Growth Platform
Maintain or Grow Corporate Share

$ 767M

Net sales

2003

(Target)

$ 1.1B

Maintain or Grow Corporate Share
Commercial Office Applications

Interface Modular Gross Sales and Margin

2000 - 2004

Maintain or Grow Corporate Share
Modular is Taking Share

$ in Millions

% Operating
Profit Margin

Interface Modular GROWTH in 2004 was
20% - Taking share in a Specified Office
Market that is estimated to be UP 8%

Modular Operating Profit %

Actual Modular Gross Sales

Operating % TARGET of 13%

2004

2003

2002

1

Carpet Tiles

58%

56%

55%

2

Linoleum

40%

30%

24%

3

Ceramic / Porcelin

31%

33%

41%

4

Stone

31%

29%

47%

5

Vinyl

30%

25%

31%

6

Rubber

30%

27%

30%

7

Hardwood

24%

17%

30%

8

Laminate

21%

10%

17%

9

Area Rugs

20%

28%

34%

10

Cork

19%

14%

17%

11

Bamboo

16%

21%

23%

12

6' Rolls

12%

14%

13%

13

Broadloom

11%

12%

15%

1

Nylon

19%

20%

18%

2

Wool

4%

11%

13%

3

Polyester

4%

4%

3%

4

Olefin

4%

5%

1%

Fibers

Carpet Tile has remained the most often

specified product over the last several years.

Figures reflect the number of designers who are

specifying more of the products below.

Hot Products

20

SOURCE: Floor Focus 2004

$553

$480

$444

$483

$589

0

100

200

300

400

500

600

700

2000

2001

2002

2003

2004

0%

5%

10%

15%

20%

$176

$141

$116

$110

$120

0

20

40

60

80

100

120

140

160

180

200

2000

2001

2002

2003

2004

21

Actual Interface Fabrics Gross Sales

$ in Millions

Interface Fabrics Gross Sales

2000 - 2004

Actual BPS Gross Sales

$ in Millions

Bentley Prince Street Gross Sales

2000 - 2004

Maintain or Grow Corporate Share
Bentley Prince Street and Interface Fabrics are Returning to Profitability

$250

$210

$202

$188

$192

0

50

100

150

200

250

300

2000

2001

2002

2003

2004

Interface Growth Platform
Execute Market Segmentation

Execution Drivers

Segmentation is taking hold in the
U.S., with promising gains towards
our Segmentation Platform goals

Positive results are anticipated in
Europe and Asia Pacific

The Institutional (government and
education) and Healthcare segments
represent the largest global
opportunities for Interface modular

Base Year

2003

The Top FIVE Opportunities

1.

Education

2.

Retail – Instore Use

3.

Healthcare

4.

Hospitality

5.

Automotive

$ 767M

Net sales

2003

(Target)

$ 1.1B

Corporate Office
Recovery

$ 150 M

Non-Office
Commercial Market
Segmentation

$125M

67%

64%

58%

54%

49%

50%

33%

36%

42%

46%

51%

50%

0%

25%

50%

75%

100%

2000

2001

2002

2003

2004

Target

23

SOURCE: Floor Focus 2004

… Opportunity for Segmentation
Growth is Large in Europe and
Asia Pacific

Americas Modular Business up
22% in 2004 !!! … Due Primarily to
a Focus on Segmentation

2004

2003

Corporate

63%

75%

Education

54%

28%

Healthcare

46%

25%

Retail

35%

16%

Hospitality

26%

5%

Do NOT Specify Carpet Tile

9%

N/A

Public Spaces

6%

7%

Fitness

4%

N/A

Where are you Specifying Carpet Tile?

Although the majority of respondents are specifying

Carpet Tile for Corporate jobs, the Top 25 are also

specifying it for their projects in new markets sectors

Interface Americas Modular Sales Mix

Corporate vs. Non-Corporate  2000 - 2004

Execute Market Segmentation
Segmentation is Taking Hold in the US …

The Interface Segmentation
Strategy is Showing Results in
the United States …

Corporate Segment Sales

Non-Corporate Segment Sales

Execute Market Segmentation
Healthcare is Ready for Modular

US Green Buildings Council LEED certification
program will introduce building guidelines in 2004
for healthcare’s special needs.

1.

Infection control.

2.

Indoor air quality.

3.

Low VOC.

Execute Market Segmentation
Interface Modular Meets Education’s Special Needs

Including 2002 spending, $169 billion will have
been spent through 2004 on new, retrofit and
addition construction

1.

Antimicrobial protects products
against mold and mildew.

2.

Lasts longer than broadloom
(selective replacement).

3.

Lowers installation costs and makes
less waste.

Execute Market Segmentation
Retail and Service Buildings  - Largest Commercial Floor Space

1.

Retail and Service floor spaces are
generally high traffic areas.

2.

Easier to isolate and repair problem spots.

3.

Less interruption of business traffic.

The tremendous amount of Retail and Service
floor space represents a huge upside
potential for Modular Carpet

Execute Market Segmentation
Hospitality Industry - Ideal Candidate For Interface Modular

* HYATT in Atlanta, GA

1.

Modular in Hospitality applications
makes it easier to isolate and repair any
problem spots in floor covering

2.

Estimated 7.4 million square feet of
Hospitality floor space in the U.S.

The hospitality industry has a high degree of traffic
flow and a need for quick and easy maintenance,
making Interface Modular an ideal product

Carpet Tile Even Works in
Common Areas

Execute Market Segmentation
Hospitality - The Hyatt Atlanta

Interface Growth Platform
Expand the Residential Business

Execution Drivers

With the entrance of InterfaceFLOR,
Prince Street House & Home and
Heuga Home Flooring, 2004 marked
the beginning for Interface in the
residential market

US residential carpet market is
approximately $11B  – current tile
penetration is minimal

Base Year

2003

$ 767M

Net sales

2003

(Target)

$ 1.1B

Corporate Office
Recovery

$ 150 M

Non-Office
Commercial Market
Segmentation

$125M

Residential
Expansion

$50M

Interface Flor and Prince Street
House & Home

Positive sales trend

Growing designer registration

Interface Flor - Established branded
programs with Lowe’s, Design Within
Reach, boutique retail and others

Prince Street H&H - Currently in 256
retail store locations

The House and Home Collection is also
advancing Bentley Prince Street’s
position in the high-end niche
commercial broadloom market

The Interface brands benefit from
the “buzz” with designers that the
Flor and Heuga create

RESIDENTIAL
BRANDS

FLOR

HEUGA

PRINCE ST H&H

BENTLEY PRINCE
STREET
COMMERCIAL
BRANDS

INTERFACE and
HEUGA
COMMERCIAL
BRANDS

Interface Flor

13 Week Rolling Order Trend 2004

YE 2004

Q4 2003

Expand the Residential Business
Interface Flor and Prince Street House & Home Show Positive Results

Expand the Residential Business
The Residential Opportunity

Lifestyle trends

Desire for new applications

“Cocooning” trend of investing in the
home

Purchasing trends

DIY -- “Do it yourself”  Design it yourself”

Internet and catalog sales on rise

Design-influenced consumer

Marketplace shift toward focus on design

Consumers desire customizable, smart and better
quality products that solve problems

InterfaceFLOR is being rolled out to
over 1,000 stores nationwide.

Atlanta and Los Angeles markets will
carry inventory and include advertising
campaigns.

Homeowners are able to buy Interface
Products at a growing number of
Lowe’s locations

Lowe’s for Interface Flor

Expand the Residential Business
InterfaceFLOR Roll-out to Lowe’s

Interface Growth Platform
Capture Emerging Markets

Execution Drivers

Interface took large steps towards
achieving the goals set forth in the
Emerging Markets Platform in 2004

The Asian markets continue to
represent a large sales growth
opportunity for Interface in both
Fabrics and Modular

Base Year

2003

The Top FIVE Opportunities

1.

China

2.

Japan

3.

Eastern Europe

4.

Middle East

5.

India

$ 767M

Net sales

2003

(Target)

$ 1.1B

Corporate Office
Recovery

$ 150 M

Non-Office
Commercial Market
Segmentation

$125M

Residential
Expansion

$50M

Emerging Markets

$35M

The China Opportunity

Capturing Emerging Markets
The China Opportunity

1.

China is the fastest growing carpet tile
manufacturing country with over 15
producers in 2004. There is a high possibility
of partnerships between USA / European
manufacturers and their Chinese counterparts.

2.

The China market for carpet tile is estimated to
reach 6.25 million meters in 2004 and grow
at a rate of 15% – 20% over the next 5 years.

3.

China is investing heavily in tufting, and
manufacturing costs are low. There is a lack of
styling, tile backing technology and quality
controls, which affords us opportunity.

4.

The China market is dominated by low priced
product.  Polypropylene will remain the main
fiber used in China in 2004, but should be
moving strongly to nylon.

Interface Opportunity in China

Interface is beginning to take share
in the China market … The Modular
explosion is Underway !!!

$2,400

$4,200

$8,000

$12,000

$16,000

$0

$4,000

$8,000

$12,000

$16,000

$20,000

2003

2004

2005F

2006F

2007F

34

SOURCE: BMW Associates 2003

Gross Sales Actual (2003 and 2004) –
Forecasted Gross Sales (2005 through 2007)

$ in (000’s)

We Don’t Know How Far Modular Can Go …